UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 18, 2025
AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431		95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
(909) 394-3600
Registrant's telephone number, including area code

GOLDEN STATE WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-12008		95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American States Water Company Common Shares	AWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01. Other Events.

San Dimas, California, November 19, 2025. . . American States Water Company (NYSE: AWR) announced today that on November 18, 2025, the California Public Utilities Commission (“CPUC”) approved a request to defer the cost of capital application by another year for AWR’s wholly owned subsidiary, Golden State Water Company (“GSWC”). GSWC was scheduled to file its next cost of capital application on May 1, 2026. On November 10, 2025, GSWC, along with three other investor-owned California water utilities, requested a further extension of the date by which each of them must file their cost of capital applications. The CPUC’s approval postponed this filing date by one year until May 1, 2027, with a corresponding effective date of January 1, 2028. The CPUC also approved the joint parties’ request to leave the current Water Cost of Capital Mechanism in place through the one-year deferral period.

GSWC’s current authorized rate of return on rate base is 7.93%, based on its weighted cost of capital, which will continue in effect through December 31, 2027. The 7.93% return on rate base includes a return on equity of 10.06%, an embedded cost of debt of 5.1%, and a capital structure with 57% equity and 43% debt.

A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Section 9 – Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release: American States Water Company Announces CPUC’s Approval to Defer the Cost of Capital Application at Golden State Water Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:
November 19, 2025	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer

GOLDEN STATE WATER COMPANY:
November 19, 2025	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer and Secretary